Exhibit 4.1

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

Dated as of May 11, 2018

among

GENERAL DYNAMICS CORPORATION

and

THE GUARANTORS

and

THE BANK OF NEW YORK MELLON

as Trustee

to the

BASE INDENTURE

Dated as of March 22, 2018

PROVIDING FOR THE ISSUANCE OF

Floating Rate Notes due 2020

Floating Rate Notes due 2021

2.875% Notes due 2020

3.000% Notes due 2021

3.375% Notes due 2023

3.500% Notes due 2025

3.750% Notes due 2028

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of May 11, 2018 (this “First Supplemental Indenture”), among General Dynamics Corporation, a Delaware corporation (the “Company”), the Guarantors (as defined herein) and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”) to the Indenture, dated as of March 22, 2018 (the “Base Indenture”), among the Company, the guarantors named therein and the Trustee.

WHEREAS, the Company, the Guarantors and the Trustee have heretofore executed and delivered the Base Indenture to provide for the issuance from time to time of Securities (as defined in the Base Indenture) of the Company, to be issued in one or more series;

WHEREAS, Section 9.01(5) of the Base Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Base Indenture for, among other things, the purpose of establishing the designation, form, terms and provisions of Securities of any series as provided by Articles 2 and 3 of the Base Indenture;

WHEREAS, the Company (i) desires the issuance of seven new series of Securities to be known as its “Floating Rate Notes due 2020” (the “2020 Floating Rate Notes”), “Floating Rate Notes due 2021” (the “2021 Floating Rate Notes” and, together with the 2020 Floating Rate Notes, the “Floating Rate Notes”), “2.875% Notes due 2020” (the “2020 Fixed Rate Notes”), “3.000% Notes due 2021” (the “2021 Fixed Rate Notes”), “3.375% Notes due 2023” (the “2023 Fixed Rate Notes”), “3.500% Notes due 2025” (the “2025 Fixed Rate Notes”) and “3.750% Notes due 2028” (the “2028 Fixed Rate Notes”, and together with the 2020 Fixed Rate Notes, 2021 Fixed Rate Notes, 2023 Fixed Rate Notes and 2025 Fixed Rate Notes, collectively, the “Fixed Rate Notes”; the Floating Rate Notes and the Fixed Rate Notes, collectively, the “Notes”) and (ii) has requested the Trustee to enter into this First Supplemental Indenture for the purpose of establishing the designation, form, terms and provisions of the Securities of each such series;

WHEREAS, all action on the part of the Company necessary to authorize the issuance of said Securities under the Base Indenture and this First Supplemental Indenture has been duly taken;

WHEREAS, all acts and requirements necessary to make this First Supplemental Indenture the legal, valid and binding obligation of the Company have been done.

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

That, in order to establish the designation, form, terms and provisions of, and to authorize the authentication and delivery of, said Securities, and in consideration of the acceptance of said Securities by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

(b) The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

(c) For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms).

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Fixed Rate Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Fixed Rate Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Fixed Rate Notes, the average of the Reference Treasury Dealer Quotations obtained by the Company for that applicable Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or, if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Company.

“Designated LIBOR Page” shall be Bloomberg L.P. page “BBAM” or such other page as may replace Bloomberg L.P. page “BBAM” on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks.

“Guarantors” means, initially, American Overseas Marine Company, LLC, a Delaware limited liability company, Bath Iron Works Corporation, a Maine corporation, Electric Boat Corporation, a Delaware corporation, General Dynamics Government Systems Corporation, a Delaware corporation, General Dynamics Land Systems Inc., a Delaware corporation, General Dynamics Ordnance and Tactical Systems, Inc., a Virginia corporation, General Dynamics-OTS, Inc., a Delaware corporation, Gulfstream Aerospace Corporation, a Delaware corporation, and National Steel and Shipbuilding Company, a Nevada corporation.

“Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.

“Interest Period” means the period from, and including, a Floating Rate Note Interest Payment Date to, but excluding, the next succeeding Floating Rate Note Interest Payment Date; except that (i) with respect to the 2020 Floating Rate Notes, the initial Interest Period will be the period from, and including, May 11, 2018 to, but excluding, the first Floating Rate Note Interest Payment Date for the 2020 Floating Rate Notes and (ii) with respect to the 2021 Floating Rate Notes, the initial Interest Period will be the period from, and including, May 11, 2018 to, but excluding, the first Floating Rate Note Interest Payment Date for the 2021 Floating Rate Notes.

“LIBOR Determination Date” means, with respect to an Interest Period, the London Banking Day that is two London Banking Days prior to the first day of such Interest Period.

“London Banking Day” is any day on which dealings in U.S. dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

“Notes” shall have the meaning ascribed thereto in the recitals hereof.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Reference Treasury Dealer” means each of (i) Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, and their respective successors; and (ii) two other primary U.S. Government securities dealers (each a “Primary Treasury Dealer”) selected by the Company, and their respective successors. If any of the foregoing ceases to be a Primary Treasury Dealer, the Company will appoint in its place another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each Fixed Rate Note that the Company is redeeming, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption. However, if the Redemption Date is not a scheduled interest payment date with respect to that Fixed Rate Note, the amount of the next succeeding scheduled interest payment on that Fixed Rate Note will be deemed to be reduced by the amount of interest accrued on such Fixed Rate Note to the Redemption Date.

“Representative Amount” means a principal amount of not less than $1,000,000 for a single transaction in the relevant market at the relevant time.

“Three-Month LIBOR” means, with respect to an Interest Period, the rate (expressed as a percentage per annum) for deposits in U.S. dollars for a three-month period beginning on the second London Banking Day after the applicable LIBOR Determination Date that appears on the Designated LIBOR Page as of 11:00 a.m., London time, on such LIBOR Determination Date. If the Designated LIBOR Page does not include such a rate or is unavailable on a LIBOR Determination Date, the Calculation Agent (as defined herein) will request the principal London office of each of four major banks in the London interbank market, as selected by the Company, to provide such bank’s offered quotation (expressed as a percentage per annum), as of approximately 11:00 a.m., London time, on such LIBOR Determination Date, to prime banks in the London interbank market for deposits in a Representative Amount of U.S. dollars for a three-month period beginning on the second London Banking Day after such LIBOR Determination Date. If at least two such offered quotations are so provided, the Three-Month LIBOR rate for the Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the Calculation Agent will request each of three major banks in New York City, as selected by the Company, to provide such bank’s rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on such LIBOR Determination Date, for loans in a Representative Amount in U.S. dollars to leading European banks for a three-month period beginning on the second London Banking Day after such LIBOR Determination Date. If at least two such rates are so provided, the Three-Month LIBOR rate for the Interest Period will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then the Three-Month LIBOR rate for the Interest Period will be the rate in effect with respect to the immediately preceding Interest Period.

“Treasury Rate” means, with respect to any Redemption Date for the Fixed Rate Notes, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date. The Treasury Rate will be calculated on and as of the third Business Day immediately preceding the Redemption Date.

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01. Designation and Principal Amount.

(a) There is hereby authorized a new series of Securities designated the Floating Rate Notes due 2020. The aggregate principal amount of the 2020 Floating Rate Notes authorized by this First Supplemental Indenture shall initially be $500,000,000.

(b) There is hereby authorized a new series of Securities designated the Floating Rate Notes due 2021. The aggregate principal amount of the 2021 Floating Rate Notes authorized by this First Supplemental Indenture shall initially be $500,000,000.

(c) There is hereby authorized a new series of Securities designated the 2.875% Notes due 2020. The aggregate principal amount of the 2020 Fixed Rate Notes authorized by this First Supplemental Indenture shall initially be $2,000,000,000.

(d) There is hereby authorized a new series of Securities designated the 3.000% Notes due 2021. The aggregate principal amount of the 2021 Fixed Rate Notes authorized by this First Supplemental Indenture shall initially be $2,000,000,000.

(e) There is hereby authorized a new series of Securities designated the 3.375% Notes due 2023. The aggregate principal amount of the 2023 Fixed Rate Notes authorized by this First Supplemental Indenture shall initially be $750,000,000.

(f) There is hereby authorized a new series of Securities designated the 3.500% Notes due 2025. The aggregate principal amount of the 2025 Fixed Rate Notes authorized by this First Supplemental Indenture shall initially be $750,000,000.

(g) There is hereby authorized a new series of Securities designated the 3.750% Notes due 2028. The aggregate principal amount of the 2028 Fixed Rate Notes authorized by this First Supplemental Indenture shall initially be $1,000,000,000.

(h) The Notes may be issued from time to time upon written order of the Company to the Trustee for the authentication and delivery of the Notes pursuant to Section 3.03 of the Base Indenture.

(i) The Notes shall have and be subject to such other terms as provided in the Base Indenture and shall be evidenced by one or more Securities of that series in the form of Section 4.01 of this First Supplemental Indenture.

(j) The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 above that amount.

Section 2.02. Maturity.

(a) The date upon which the 2020 Floating Rate Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is May 11, 2020.

(b) The date upon which the 2021 Floating Rate Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is May 11, 2021.

(c) The date upon which the 2020 Fixed Rate Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is May 11, 2020.

(d) The date upon which the 2021 Fixed Rate Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is May 11, 2021.

(e) The date upon which the 2023 Fixed Rate Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is May 15, 2023.

(f) The date upon which the 2025 Fixed Rate Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is May 15, 2025.

(g) The date upon which the 2028 Fixed Rate Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is May 15, 2028.

Section 2.03. Interest.

(a) The 2020 Floating Rate Notes will bear interest at a floating rate of interest, reset quarterly, from and including May 11, 2018 or from and including the most recent applicable Floating Rate Note Interest Payment Date to which interest on such series has been paid or provided for. The per annum interest rate on the 2020 Floating Rate Notes for the initial Interest Period of such series will be equal to Three-Month LIBOR as determined on May 9, 2018 by the Calculation Agent, plus 29 basis points (such rate, the “Initial 2020 Floating Rate Note Interest Rate”). The interest rate on the 2020 Floating Rate Notes will be reset quarterly on the first day of each Interest Period following the initial Interest Period of such series, and the per annum interest rate on the 2020 Floating Rate Notes for each such subsequent Interest Period of such series will be equal to Three-Month LIBOR as determined on the related LIBOR Determination Date by the Calculation Agent, plus 29 basis points. The interest rate applicable to any day in the initial Interest Period of the 2020 Floating Rate Notes will be the Initial 2020 Floating Rate Note Interest Rate, and the interest rate applicable to any day in any subsequent Interest Period of such series will be the interest rate for the 2020 Floating Rate Notes as reset on the first day thereof.

(b) The 2021 Floating Rate Notes will bear interest at a floating rate of interest, reset quarterly, from and including May 11, 2018 or from and including the most recent applicable Floating Rate Note Interest Payment Date to which interest on such series has been paid or provided for. The per annum interest rate on the 2021 Floating Rate Notes for the initial Interest Period of such series will be equal to Three-Month LIBOR as determined on May 9, 2018 by the Calculation Agent, plus 38 basis points (such rate, the “Initial 2021 Floating Rate Note Interest Rate”). The interest rate on the 2021 Floating Rate Notes will be reset quarterly on the first day of each Interest Period following the initial Interest Period of such series, and the per annum interest rate on the 2021 Floating Rate Notes for each such subsequent Interest Period of such series will be equal to Three-Month LIBOR as determined on the related LIBOR Determination Date by the Calculation Agent, plus 38 basis points. The interest rate applicable to any day in the initial Interest Period of the 2021 Floating Rate Notes will be the Initial 2021 Floating Rate Note Interest Rate, and the interest rate applicable to any day in any subsequent Interest Period of such series will be the interest rate for the 2021 Floating Rate Notes as reset on the first day thereof.

(c) The 2020 Fixed Rate Notes will bear interest at the rate of 2.875% per annum from May 11, 2018, until the principal thereof becomes due and payable.

(d) The 2021 Fixed Rate Notes will bear interest at the rate of 3.000% per annum from May 11, 2018, until the principal thereof becomes due and payable.

(e) The 2023 Fixed Rate Notes will bear interest at the rate of 3.375% per annum from May 11, 2018, until the principal thereof becomes due and payable.

(f) The 2025 Fixed Rate Notes will bear interest at the rate of 3.500% per annum from May 11, 2018, until the principal thereof becomes due and payable.

(g) The 2028 Fixed Rate Notes will bear interest at the rate of 3.750% per annum from May 11, 2018, until the principal thereof becomes due and payable.

(h) Interest on the Fixed Rate Notes will be payable semi-annually in arrears on (i) May 11 and November 11 of each year, commencing November 11, 2018, with respect to the 2020 Fixed Rate Notes and the 2021 Fixed Rate Notes and (ii) May 15 and November 15 of each year, commencing November 15, 2018, with respect to the 2023 Fixed Rate Notes, the 2025 Fixed Rate Notes and the 2028 Fixed Rate Notes (each such interest payment date, under clause (i) or (ii), as applicable, a “Fixed Rate Note Interest Payment Date”) to the Person in whose name any such Fixed Rate Note or any predecessor Fixed Rate Note is registered, at the close of business on the Regular Record Date with respect to the

Fixed Rate Notes for such interest installment, which, in the case of a Global Security, shall be the close of business on (i) the April 26 and October 26 next preceding such Fixed Rate Note Interest Payment Date with respect to the 2020 Fixed Rate Notes and the 2021 Fixed Rate Notes and (ii) the May 1 and November 1 next preceding such Fixed Rate Note Interest Payment Date with respect to the 2023 Fixed Rate Notes, the 2025 Fixed Rate Notes and the 2028 Fixed Rate Notes. If the Fixed Rate Notes are no longer in book-entry only form, the Regular Record Dates for the Fixed Rate Notes shall also be the close of business on (i) the April 26 and October 26 next preceding such Fixed Rate Note Interest Payment Date with respect to the 2020 Fixed Rate Notes and the 2021 Fixed Rate Notes and (ii) the May 1 and November 1 next preceding such Fixed Rate Note Interest Payment Date with respect to the 2023 Fixed Rate Notes, the 2025 Fixed Rate Notes and the 2028 Fixed Rate Notes.

(i) Interest on the Floating Rate Notes will be payable quarterly, in arrears, on February 11, May 11, August 11 and November 11 of each year, beginning on August 11, 2018 (each interest payment date of the 2020 Floating Rate Notes and the 2021 Floating Rate Notes, as applicable, a “Floating Rate Note Interest Payment Date”), to holders of record of such series of Floating Rate Notes at the close of business on the 15th calendar day (whether or not a Business Day) immediately preceding the applicable Floating Rate Note Interest Payment Date.

(j) In the event that any Fixed Rate Note Interest Payment Date or maturity date with respect to the Fixed Rate Notes is not a Business Day, then payment of interest or principal payable on such date will be made on the next succeeding day which is a Business Day, with the same force and effect as if made on such date, and no interest shall accrue on the amount so payable for the period from and after such Fixed Rate Note Interest Payment Date or maturity date.

(k) In the event that any Floating Rate Note Interest Payment Date in respect of a series of Floating Rate Notes (other than the maturity date for such series of Floating Rate Notes) falls on a day that is not a Business Day, such Floating Rate Notes Interest Payment Date for such series will be postponed to the next day that is a Business Day, except that if that Business Day is in the next succeeding calendar month, such Floating Rate Note Interest Payment Date will be the immediately preceding Business Day. If the maturity date of a series of Floating Rate Notes falls on a day that is not a Business Day, the payment of interest and principal in respect of such series will be made on the next succeeding Business Day, and no interest will accrue on the amount so payable for the period from and after the maturity date. If any Floating Rate Note Interest Payment Date in respect of a series of Floating Rate Notes (other than the maturity date for such series of Floating Rate Notes) is postponed or brought forward as described above, the amount of interest for the relevant Interest Period for such series will be adjusted accordingly.

(l) The amount of interest for each day that the 2020 Floating Rate Notes or 2021 Floating Rate Notes, as applicable, are outstanding (the “Daily Interest Amount” for such Floating Rate Notes) will be calculated by (i) dividing the applicable interest rate in effect for such series for such day by 360 and (ii) multiplying the result by the principal amount of the applicable Floating Rate Notes outstanding on such day. The amount of interest to be paid on the 2020 Floating Rate Notes or 2021 Floating Rate Notes for each applicable Interest Period will be calculated by adding such Daily Interest Amounts for such Floating Rate Notes of such series for each day in such applicable Interest Period.

(m) All percentages resulting from any calculation of any interest rate for the Floating Rate Notes of a series will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 9.876545% (or 0.09876545) being rounded to 9.87655% (or 0.0987655)) and all dollar amounts will be rounded to the nearest cent (with one-half cent being rounded upwards).

(n) Notwithstanding anything else herein to the contrary, the interest rate on the Floating Rate Notes will in no event be (i) higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application or (ii) lower than zero.

Section 2.04. Global Securities.

(a) Each series of Notes shall be issued in the form of one or more Global Securities in an aggregate principal amount equal to the aggregate principal amount of all outstanding Notes of that series, to be registered in the name of the Depository, or its nominee, and delivered by the Trustee to or upon the order of the Depository for crediting to the accounts of its participants pursuant to the written instructions of the Company. The Company upon any such presentation shall execute one or more Global Securities in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Base Indenture and this First Supplemental Indenture. Payments on Notes issued as one or more Global Securities will be made to the Depository.

Section 2.05 Calculation Agent

(a) The Bank of New York Mellon initially will act as the calculation agent (the “Calculation Agent”) in respect of the Floating Rate Notes. The Company may change the Calculation Agent without prior notice to or consent of the holders of the Floating Rate Notes. All calculations made by the Calculation Agent in the absence of manifest error will be conclusive for all purposes and binding on the Company, the Trustee and the holders of the Floating Rate Notes.

ARTICLE 3

REDEMPTION OF THE FIXED RATE NOTES

Section 3.01. Optional Redemption of the Fixed Rate Notes.

(a) The Company may, at its option, at any time and from time to time, redeem any series of the Fixed Rate Notes issued under this First Supplemental Indenture, in whole or in part, upon payment of a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Fixed Rate Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 10 basis points in the case of the 2020 Fixed Rate Notes, 10 basis points in the case of the 2021 Fixed Rate Notes, 10 basis points in the case of the 2023 Fixed Rate Notes, 12.5 basis points in the case of the 2025 Fixed Rate Notes and 15 basis points in the case of the 2028 Fixed Rate Notes; provided that (i) if the Company redeems any 2023 Fixed Rate Notes on or after April 15, 2023 (one month prior to the maturity date of the 2023 Fixed Rate Notes), (ii) if the Company redeems any 2025 Fixed Rate Notes on or after March 15, 2025 (two months prior to the maturity date of the 2025 Fixed Rate Notes), and (iii) if the Company redeems any 2028 Fixed Rate Notes on or after February 15, 2028 (three months prior to the maturity date of the 2028 Fixed Rate Notes), the Redemption Price for those Fixed Rate Notes will equal 100% of the principal amount of the Fixed Rate Notes to be redeemed. The Redemption Price for the Fixed Rate Notes will include, in each case, accrued but unpaid interest, if any, on the principal amount of Fixed Rate Notes being redeemed to but excluding the Redemption Date.

(b) With respect to the Fixed Rate Notes, all references to Redemption Price in the Base Indenture shall mean Redemption Price as defined in this First Supplemental Indenture.

(c) The Floating Rate Notes are not redeemable at our option prior to maturity.

Section 3.02. No Sinking Fund.

The Notes are not entitled to the benefit of any sinking fund.

ARTICLE 4

FORM OF NOTES

Section 4.01. Form of Note.

The Notes and the Trustee’s certificate of authentication thereon shall be substantially in the respective forms set forth in Exhibits A, B, C, D, E, F and G hereto.

ARTICLE 5

ORIGINAL ISSUE OF NOTES

Section 5.01. Original Issue of Notes: Further Issuances.

(a) Each of the 2020 Floating Rate Notes having an initial aggregate principal amount of $500,000,000, the 2021 Floating Rate Notes having an initial aggregate principal amount of $500,000,000, the 2020 Fixed Rate Notes having an initial aggregate principal amount of $2,000,000,000, the 2021 Fixed Rate Notes having an initial aggregate principal amount of $2,000,000,000, the 2023 Fixed Rate Notes having an initial aggregate principal amount of $750,000,000, the 2025 Fixed Rate Notes having an initial aggregate principal amount of $750,000,000 and the 2028 Fixed Rate Notes having an initial aggregate principal amount of $1,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said series of Notes to or upon the written order of the Company pursuant to Section 3.03 of the Base Indenture without any further action of the Company.

(b) The Company may, from time to time, create and issue additional Notes of a series under this First Supplemental Indenture ranking equally and ratably with the outstanding Notes of such series in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such additional Notes of such series or except for the first payment of interest following the issue date of such additional Notes of such series) without notice to or the consent of the Holders of outstanding Notes of such series. The initially issued Notes of a series under this First Supplemental Indenture and any additional Notes of such series subsequently issued shall be consolidated and form a single series for all purposes of this First Supplemental Indenture and shall have the same terms as to status, redemption or otherwise as the outstanding Notes of such series, and, provided the additional Notes of a series are fungible with the outstanding Notes of such series for U.S. federal income tax purposes, the same CUSIP number as the outstanding Notes of such series. Any such additional series of Notes referred to in this Section 5.01 will be issued under a further supplemental indenture.

ARTICLE 6

MISCELLANEOUS

Section 6.01. Ratification of Base Indenture.

The Base Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 6.02. Trustee Not Responsible for Recitals.

The recitals contained herein and in the Notes, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Notes.

Section 6.03. Governing Law; Submission to Jurisdiction.

THIS FIRST SUPPLEMENTAL INDENTURE AND EACH NOTE OF EACH SERIES CREATED HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF. THE COMPANY, EACH GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST SUPPLEMENTAL INDENTURE, THE GUARANTEES AND EACH NOTE OF EACH SERIES CREATED HEREUNDER, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

Section 6.04. Separability.

In case any one or more of the provisions contained in this First Supplemental Indenture or in any series of the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of any series of the Notes, but this First Supplemental Indenture and any series of the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 6.05. Counterparts.

This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or electronic format (i.e. “pdf” or “tif”) transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e. “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

GENERAL DYNAMICS CORPORATION AMERICAN OVERSEAS MARINE COMPANY, LLC

Each by:	/s/ David H. Fogg

Name: David H. Fogg
Title: Vice President and Treasurer

BATH IRON WORKS CORPORATION
ELECTRIC BOAT CORPORATION
GENERAL DYNAMICS GOVERNMENT SYSTEMS CORPORATION
GENERAL DYNAMICS LAND SYSTEMS INC.
GENERAL DYNAMICS ORDNANCE AND TACTICAL SYSTEMS, INC.
GENERAL DYNAMICS-OTS, INC.
GULFSTREAM AEROSPACE CORPORATION
NATIONAL STEEL AND SHIPBUILDING COMPANY

Each by:	/s/ David H. Fogg

Name: David H. Fogg
Title: Treasurer

[Signature Page to the First Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Laurence J. O’Brien
Name: Laurence J. O’Brien
Title: Vice President

[Signature Page to the First Supplemental Indenture]

EXHIBIT A

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [ ]	CUSIP: 369550 BB3 ISIN: US369550BB33

$[                    ]

GENERAL DYNAMICS CORPORATION

Floating Rate Notes due 2020

GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [                ] or its registered assigns, the principal sum of [                ] ($[        ]) on May 11, 2020, and to pay interest thereon from and including May 11, 2018 or from and including the most recent Floating Rate Note Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

Interest will be payable quarterly, in arrears, on February 11, May 11, August 11 and November 11 of each year, commencing on August 11, 2018 (each, a “Floating Rate Note Interest Payment Date”), until the principal hereof is paid or made available for payment. The per annum interest rate on this Note for the initial Interest Period of this series will be equal to Three-Month LIBOR as determined on May 9, 2018 by the Calculation Agent, plus 29 basis points (such rate, the “Initial Floating Rate Note Interest Rate”). The interest rate on this Note will be reset quarterly on the first day of each Interest Period following the initial Interest Period of this series, and the per annum interest rate on this Note for each such subsequent Interest Period of this series will be equal to Three-Month LIBOR as determined on the related LIBOR Determination Date by the Calculation Agent, plus 29 basis points. The interest rate applicable to any day in the initial Interest Period of this series will be the Initial Floating Rate Note Interest Rate, and the interest rate applicable to any day in any subsequent Interest Period of this series will be the interest rate for this Note as reset on the first day thereof. The amount of interest for each day that this Note is outstanding (the “Daily Interest Amount”) will be calculated by (i) dividing the applicable interest rate in effect for such day by 360 and (ii) multiplying the result by the principal amount of this Note outstanding on such day. The amount of interest to be paid on this Note for each applicable Interest Period will be calculated by adding such Daily Interest Amounts for each day in such applicable Interest Period.

All percentages resulting from any calculations of any interest rate for this Note will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts will be rounded to the nearest cent (with one-half cent being rounded upwards).

Notwithstanding anything else herein to the contrary, the interest rate on this Note will in no event be (i) higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application or (ii) lower than zero.

The interest so payable and punctually paid or duly provided for on any Floating Rate Note Interest Payment Date will, as provided in the Indenture, be paid to the Holder of record of this Note at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day (whether or not a Business Day) immediately preceding such Floating Rate Note Interest Payment Date.

In the event that any Floating Rate Note Interest Payment Date in respect of this Note (other than the maturity date for this Note) falls on a day that is not a Business Day, such Floating Rate Note Interest Payment Date will be postponed to the next day that is a Business Day, except that if that Business Day is in the next succeeding calendar month, such Floating Rate Note Interest Payment Date will be the immediately preceding Business Day. If the maturity date for this Note falls on a day that is not a Business Day, the payment of interest and principal in respect of this Note will be made on the next succeeding Business Day, and no interest will accrue on the amount so payable for the period from and after the maturity date. If any Floating Rate Note Interest Payment Date in respect of this Note (other than the maturity date for this Note) is postponed or brought forward as described above, the amount of interest for the relevant Interest Period for this Note will be adjusted accordingly.

Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that, unless otherwise provided in or pursuant to the Indenture, at the option of the Company, interest on this Note may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at a floating rate of interest per annum equal to the then-current interest rate on this Note.

Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 11th day of May, 2018.

GENERAL DYNAMICS CORPORATION

By:

Name:	David H. Fogg
Title:	Vice President and Treasurer

Attest:

By:

Name:	L. Neal Wheeler
Title:	Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated as the Floating Rate Notes due 2020 herein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF FLOATING RATE NOTE DUE 2020)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of March 22, 2018 (the “Base Indenture”), duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to date, including by the First Supplemental Indenture dated as of May 11, 2018, by and among the Company, the Guarantors named therein and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said First Supplemental Indenture.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent (including consents obtained in connection with a tender offer for or in exchange of Notes) of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected (voting as one class) at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of all of the Notes of such series, to waive any past default under the Indenture with respect to such series and its consequences, except, among other things, a default not theretofore cured in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent, the Security Registrar and any other agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar nor any other agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse or liability shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim for any obligation, covenant or agreement, or for any claim based on, in respect of or by reason of such obligations, covenants or agreements or their creation under the Indenture, against any past, present or future director, officer, stockholder or employee, as such, of the Company or any of its Affiliates or any successor corporation, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 above that amount. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS NOTE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Please insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following such Decrease or Increase	Signature of Authorized Signatory of Trustee

EXHIBIT B

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [ ]	CUSIP: 369550 BF4 ISIN: US369550BF47

$[                    ]

GENERAL DYNAMICS CORPORATION

Floating Rate Notes due 2021

GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [                ] or its registered assigns, the principal sum of [                ] ($[        ]) on May 11, 2021, and to pay interest thereon from and including May 11, 2018 or from and including the most recent Floating Rate Note Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

Interest will be payable quarterly, in arrears, on February 11, May 11, August 11 and November 11 of each year, commencing on August 11, 2018 (each, a “Floating Rate Note Interest Payment Date”), until the principal hereof is paid or made available for payment. The per annum interest rate on this Note for the initial Interest Period of this series will be equal to Three-Month LIBOR as determined on May 9, 2018 by the Calculation Agent, plus 38 basis points (such rate, the “Initial Floating Rate Note Interest Rate”). The interest rate on this Note will be reset quarterly on the first day of each Interest Period following the initial Interest Period of this series, and the per annum interest rate on this Note for each such subsequent Interest Period of this series will be equal to Three-Month LIBOR as determined on the related LIBOR Determination Date by the Calculation Agent, plus 38 basis points. The interest rate applicable to any day in the initial Interest Period of this series will be the Initial Floating Rate Note Interest Rate, and the interest rate applicable to any day in any subsequent Interest Period of this series will be the interest rate for this Note as reset on the first day thereof. The amount of interest for each day that this Note is outstanding (the “Daily Interest Amount”) will be calculated by (i) dividing the applicable interest rate in effect for such day by 360 and (ii) multiplying the result by the principal amount of this Note outstanding on such day. The amount of interest to be paid on this Note for each applicable Interest Period will be calculated by adding such Daily Interest Amounts for each day in such applicable Interest Period.

All percentages resulting from any calculations of any interest rate for this Note will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts will be rounded to the nearest cent (with one-half cent being rounded upwards).

Notwithstanding anything else herein to the contrary, the interest rate on this Note will in no event be (i) higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application or (ii) lower than zero.

The interest so payable and punctually paid or duly provided for on any Floating Rate Note Interest Payment Date will, as provided in the Indenture, be paid to the Holder of record of this Note at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day (whether or not a Business Day) immediately preceding such Floating Rate Note Interest Payment Date.

In the event that any Floating Rate Note Interest Payment Date in respect of this Note (other than the maturity date for this Note) falls on a day that is not a Business Day, such Floating Rate Note Interest Payment Date will be postponed to the next day that is a Business Day, except that if that Business Day is in the next succeeding calendar month, such Floating Rate Note Interest Payment Date will be the immediately preceding Business Day. If the maturity date for this Note falls on a day that is not a Business Day, the payment of interest and principal in respect of this Note will be made on the next succeeding Business Day, and no interest will accrue on the amount so payable for the period from and after the maturity date. If any Floating Rate Note Interest Payment Date in respect of this Note (other than the maturity date for this Note) is postponed or brought forward as described above, the amount of interest for the relevant Interest Period for this Note will be adjusted accordingly.

Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that, unless otherwise provided in or pursuant to the Indenture, at the option of the Company, interest on this Note may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at a floating rate of interest per annum equal to the then-current interest rate on this Note.

Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 11th day of May, 2018.

GENERAL DYNAMICS CORPORATION

By:
Name: David H. Fogg
Title: Vice President and Treasurer

Attest:

By:
Name: L. Neal Wheeler
Title: Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated as the Floating Rate Notes due 2021 herein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF FLOATING RATE NOTE DUE 2021)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of March 22, 2018 (the “Base Indenture”), duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to date, including by the First Supplemental Indenture dated as of May 11, 2018, by and among the Company, the Guarantors named therein and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said First Supplemental Indenture.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent (including consents obtained in connection with a tender offer for or in exchange of Notes) of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected (voting as one class) at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of all of the Notes of such series, to waive any past default under the Indenture with respect to such series and its consequences, except, among other things, a default not theretofore cured in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent, the Security Registrar and any other agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar nor any other agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse or liability shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim for any obligation, covenant or agreement, or for any claim based on, in respect of or by reason of such obligations, covenants or agreements or their creation under the Indenture, against any past, present or future director, officer, stockholder or employee, as such, of the Company or any of its Affiliates or any successor corporation, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 above that amount. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS NOTE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Please insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following such Decrease or Increase	Signature of Authorized Signatory of Trustee

EXHIBIT C

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [ ]	CUSIP: 369550 BA5 ISIN: US369550BA59

$[                    ]

GENERAL DYNAMICS CORPORATION

2.875% Notes due 2020

GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [                ] or its registered assigns, the principal sum of [                ] ($[        ]) on May 11, 2020, and to pay interest thereon from and including May 11, 2018 or from and including the most recent Fixed Rate Note Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

Interest will be paid semi-annually, in arrears, on May 11 and November 11 of each year (each, a “Fixed Rate Note Interest Payment Date”), commencing November 11, 2018, at the rate of 2.875% per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Fixed Rate Note Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 26 and October 26, as the case may be, immediately preceding such Fixed Rate Note Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that, unless otherwise provided in or pursuant to the Indenture, at the option of the Company, interest on this Note may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at the rate of 2.875% per annum. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 11th day of May, 2018.

GENERAL DYNAMICS CORPORATION

By:

Name:	David H. Fogg
Title:	Vice President and Treasurer

Attest:

By:

Name:	L. Neal Wheeler
Title:	Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated as the 2.875% Notes due 2020 herein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF 2.875% NOTE DUE 2020)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of March 22, 2018 (the “Base Indenture”), duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to date, including by the First Supplemental Indenture dated as of May 11, 2018, by and among the Company, the Guarantors named therein and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said First Supplemental Indenture.

The Company at its option may, at any time and from time to time, redeem the Notes, in whole or in part, upon payment of a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 10 basis points. The Redemption Price for the Notes will include accrued but unpaid interest, if any, on the principal amount of the Notes being redeemed to but excluding the Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest.

Any redemption pursuant to the preceding paragraph will be made upon not less than 10 nor more than 60 days’ prior notice before the Redemption Date to the Holders, at the Redemption Price. With respect to any notice of redemption of Notes at the election of the Company, unless, upon the giving of such notice, such Notes are deemed to have been paid in accordance with Section 4.01 of the Base Indenture, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent for such Notes, on or prior to the Redemption Date, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Notes and that if such money has not been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Notes. In the event that such notice of redemption contains such a condition and such money is not so received the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent for the Notes otherwise to have been redeemed shall promptly return to the Holders thereof any of such Notes that had been surrendered for payment upon such redemption.

If the Notes are only partially redeemed, the Notes to be redeemed shall be selected (a) in accordance with the procedures of the Depository, in the case of Notes in the form of Global Securities, or (b) by lot, in the case of Notes in definitive form.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent (including consents obtained in connection with a tender offer for or in exchange of Notes) of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected (voting as one class) at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of all of the Notes of such series, to waive any past default under the Indenture with respect to such series and its consequences, except, among other things, a default not theretofore cured in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent, the Security Registrar and any other agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar nor any other agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse or liability shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim for any obligation, covenant or agreement, or for any claim based on, in respect of or by reason of such obligations, covenants or agreements or their creation under the Indenture, against any past, present or future director, officer, stockholder or employee, as such, of the Company or any of its Affiliates or any successor corporation, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 above that amount. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS NOTE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Please insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following such Decrease or Increase	Signature of Authorized Signatory of Trustee

EXHIBIT D

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [ ]	CUSIP: 369550 BE7 ISIN: US369550BE71

$[                    ]

GENERAL DYNAMICS CORPORATION

3.000% Notes due 2021

GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [                ] or its registered assigns, the principal sum of [                ] ($[        ]) on May 11, 2021, and to pay interest thereon from and including May 11, 2018 or from and including the most recent Fixed Rate Note Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

Interest will be paid semi-annually, in arrears, on May 11 and November 11 of each year (each, a “Fixed Rate Note Interest Payment Date”), commencing November 11, 2018, at the rate of 3.000% per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Fixed Rate Note Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 26 and October 26, as the case may be, immediately preceding such Fixed Rate Note Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that, unless otherwise provided in or pursuant to the Indenture, at the option of the Company, interest on this Note may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at the rate of 3.000% per annum. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 11th day of May, 2018.

GENERAL DYNAMICS CORPORATION

By:
Name: David H. Fogg
Title: Vice President and Treasurer

Attest:

By:
Name: L. Neal Wheeler
Title: Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated as the 3.000% Notes due 2021 herein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF 3.000% NOTE DUE 2021)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of March 22, 2018 (the “Base Indenture”), duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to date, including by the First Supplemental Indenture dated as of May 11, 2018, by and among the Company, the Guarantors named therein and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said First Supplemental Indenture.

The Company at its option may, at any time and from time to time, redeem the Notes, in whole or in part, upon payment of a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 10 basis points. The Redemption Price for the Notes will include accrued but unpaid interest, if any, on the principal amount of the Notes being redeemed to but excluding the Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest.

Any redemption pursuant to the preceding paragraph will be made upon not less than 10 nor more than 60 days’ prior notice before the Redemption Date to the Holders, at the Redemption Price. With respect to any notice of redemption of Notes at the election of the Company, unless, upon the giving of such notice, such Notes are deemed to have been paid in accordance with Section 4.01 of the Base Indenture, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent for such Notes, on or prior to the Redemption Date, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Notes and that if such money has not been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Notes. In the event that such notice of redemption contains such a condition and such money is not so received the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent for the Notes otherwise to have been redeemed shall promptly return to the Holders thereof any of such Notes that had been surrendered for payment upon such redemption.

If the Notes are only partially redeemed, the Notes to be redeemed shall be selected (a) in accordance with the procedures of the Depository, in the case of Notes in the form of Global Securities, or (b) by lot, in the case of Notes in definitive form.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent (including consents obtained in connection with a tender offer for or in exchange of Notes) of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected (voting as one class) at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of all of the Notes of such series, to waive any past default under the Indenture with respect to such series and its consequences, except, among other things, a default not theretofore cured in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent, the Security Registrar and any other agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar nor any other agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse or liability shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim for any obligation, covenant or agreement, or for any claim based on, in respect of or by reason of such obligations, covenants or agreements or their creation under the Indenture, against any past, present or future director, officer, stockholder or employee, as such, of the Company or any of its Affiliates or any successor corporation, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 above that amount. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS NOTE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Please insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following such Decrease or Increase	Signature of Authorized Signatory of Trustee

EXHIBIT E

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [ ]	CUSIP: 369550 BD9 ISIN: US369550BD98

$[                    ]

GENERAL DYNAMICS CORPORATION

3.375% Notes due 2023

GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [                ] or its registered assigns, the principal sum of [                ] ($[        ]) on May 15, 2023, and to pay interest thereon from and including May 11, 2018 or from and including the most recent Fixed Rate Note Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

Interest will be paid semi-annually, in arrears, on May 15 and November 15 of each year (each, a “Fixed Rate Note Interest Payment Date”), commencing November 15, 2018, at the rate of 3.375% per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Fixed Rate Note Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 and November 1, as the case may be, immediately preceding such Fixed Rate Note Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that, unless otherwise provided in or pursuant to the Indenture, at the option of the Company, interest on this Note may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at the rate of 3.375% per annum. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 11th day of May, 2018.

GENERAL DYNAMICS CORPORATION

By:

Name:	David H. Fogg
Title:	Vice President and Treasurer

Attest:

By:

Name:	L. Neal Wheeler
Title:	Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated as the 3.375% Notes due 2023 herein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF 3.375% NOTE DUE 2023)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of March 22, 2018 (the “Base Indenture”), duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to date, including by the First Supplemental Indenture dated as of May 11, 2018, by and among the Company, the Guarantors named therein and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said First Supplemental Indenture.

The Company at its option may, at any time and from time to time, redeem the Notes, in whole or in part, upon payment of a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 10 basis points; provided that if the Company redeems any Notes on or after April 15, 2023 (one month prior to the maturity date of the Notes), the Redemption Price for those Notes will equal 100% of the principal amount of the Notes to be redeemed. The Redemption Price for the Notes will include accrued but unpaid interest, if any, on the principal amount of the Notes being redeemed to but excluding the Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest.

Any redemption pursuant to the preceding paragraph will be made upon not less than 10 nor more than 60 days’ prior notice before the Redemption Date to the Holders, at the Redemption Price. With respect to any notice of redemption of Notes at the election of the Company, unless, upon the giving of such notice, such Notes are deemed to have been paid in accordance with Section 4.01 of the Base Indenture, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent for such Notes, on or prior to the Redemption Date, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Notes and that if such money has not been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Notes. In the event that such notice of redemption contains such a condition and such money is not so received the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent for the Notes otherwise to have been redeemed shall promptly return to the Holders thereof any of such Notes that had been surrendered for payment upon such redemption.

If the Notes are only partially redeemed, the Notes to be redeemed shall be selected (a) in accordance with the procedures of the Depository, in the case of Notes in the form of Global Securities, or (b) by lot, in the case of Notes in definitive form.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent (including consents obtained in connection with a tender offer for or in exchange of Notes) of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected (voting as one class) at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of all of the Notes of such series, to waive any past default under the Indenture with respect to such series and its consequences, except, among other things, a default not theretofore cured in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent, the Security Registrar and any other agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar nor any other agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse or liability shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim for any obligation, covenant or agreement, or for any claim based on, in respect of or by reason of such obligations, covenants or agreements or their creation under the Indenture, against any past, present or future director, officer, stockholder or employee, as such, of the Company or any of its Affiliates or any successor corporation, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 above that amount. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS NOTE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Please insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following such Decrease or Increase	Signature of Authorized Signatory of Trustee

EXHIBIT F

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [ ]	CUSIP: 369550 BG2 ISIN: US369550BG20

$[                    ]

GENERAL DYNAMICS CORPORATION

3.500% Notes due 2025

GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [                ] or its registered assigns, the principal sum of [                ] ($[        ]) on May 15, 2025, and to pay interest thereon from and including May 11, 2018 or from and including the most recent Fixed Rate Note Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

Interest will be paid semi-annually, in arrears, on May 15 and November 15 of each year (each, a “Fixed Rate Note Interest Payment Date”), commencing November 15, 2018, at the rate of 3.500% per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Fixed Rate Note Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 and November 1, as the case may be, immediately preceding such Fixed Rate Note Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that, unless otherwise provided in or pursuant to the Indenture, at the option of the Company, interest on this Note may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at the rate of 3.500% per annum. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 11th day of May, 2018.

GENERAL DYNAMICS CORPORATION

By:

Name:	David H. Fogg
Title:	Vice President and Treasurer

Attest:

By:

Name:	L. Neal Wheeler
Title:	Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated as the 3.500% Notes due 2025 herein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF 3.500% NOTE DUE 2025)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of March 22, 2018 (the “Base Indenture”), duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to date, including by the First Supplemental Indenture dated as of May 11, 2018, by and among the Company, the Guarantors named therein and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said First Supplemental Indenture.

The Company at its option may, at any time and from time to time, redeem the Notes, in whole or in part, upon payment of a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 12.5 basis points; provided that if the Company redeems any Notes on or after March 15, 2025 (two months prior to the maturity date of the Notes), the Redemption Price for those Notes will equal 100% of the principal amount of the Notes to be redeemed. The Redemption Price for the Notes will include accrued but unpaid interest, if any, on the principal amount of the Notes being redeemed to but excluding the Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest.

Any redemption pursuant to the preceding paragraph will be made upon not less than 10 nor more than 60 days’ prior notice before the Redemption Date to the Holders, at the Redemption Price. With respect to any notice of redemption of Notes at the election of the Company, unless, upon the giving of such notice, such Notes are deemed to have been paid in accordance with Section 4.01 of the Base Indenture, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent for such Notes, on or prior to the Redemption Date, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Notes and that if such money has not been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Notes. In the event that such notice of redemption contains such a condition and such money is not so received the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent for the Notes otherwise to have been redeemed shall promptly return to the Holders thereof any of such Notes that had been surrendered for payment upon such redemption.

If the Notes are only partially redeemed, the Notes to be redeemed shall be selected (a) in accordance with the procedures of the Depository, in the case of Notes in the form of Global Securities, or (b) by lot, in the case of Notes in definitive form.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent (including consents obtained in connection with a tender offer for or in exchange of Notes) of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected (voting as one class) at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of all of the Notes of such series, to waive any past default under the Indenture with respect to such series and its consequences, except, among other things, a default not theretofore cured in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent, the Security Registrar and any other agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar nor any other agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse or liability shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim for any obligation, covenant or agreement, or for any claim based on, in respect of or by reason of such obligations, covenants or agreements or their creation under the Indenture, against any past, present or future director, officer, stockholder or employee, as such, of the Company or any of its Affiliates or any successor corporation, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 above that amount. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS NOTE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Please insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following such Decrease or Increase	Signature of Authorized Signatory of Trustee

EXHIBIT G

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [ ]	CUSIP: 369550 BC1 ISIN: US369550BC16

$[                    ]

GENERAL DYNAMICS CORPORATION

3.750% Notes due 2028

GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [                ] or its registered assigns, the principal sum of [                ] ($[        ]) on May 15, 2028, and to pay interest thereon from and including May 11, 2018 or from and including the most recent Fixed Rate Note Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

Interest will be paid semi-annually, in arrears, on May 15 and November 15 of each year (each, a “Fixed Rate Note Interest Payment Date”), commencing November 15, 2018, at the rate of 3.750% per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Fixed Rate Note Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 and November 1, as the case may be, immediately preceding such Fixed Rate Note Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that, unless otherwise provided in or pursuant to the Indenture, at the option of the Company, interest on this Note may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at the rate of 3.750% per annum. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 11th day of May, 2018.

GENERAL DYNAMICS CORPORATION

By:
Name: David H. Fogg
Title: Vice President and Treasurer

Attest:

By:
Name: L. Neal Wheeler
Title: Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated as the 3.750% Notes due 2028 herein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF 3.750% NOTE DUE 2028)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of March 22, 2018 (the “Base Indenture”), duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to date, including by the First Supplemental Indenture dated as of May 11, 2018, by and among the Company, the Guarantors named therein and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said First Supplemental Indenture.

The Company at its option may, at any time and from time to time, redeem the Notes, in whole or in part, upon payment of a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 15 basis points; provided that if the Company redeems any Notes on or after February 15, 2028 (three months prior to the maturity date of the Notes), the Redemption Price for those Notes will equal 100% of the principal amount of the Notes to be redeemed. The Redemption Price for the Notes will include accrued but unpaid interest, if any, on the principal amount of the Notes being redeemed to but excluding the Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest.

Any redemption pursuant to the preceding paragraph will be made upon not less than 10 nor more than 60 days’ prior notice before the Redemption Date to the Holders, at the Redemption Price. With respect to any notice of redemption of Notes at the election of the Company, unless, upon the giving of such notice, such Notes are deemed to have been paid in accordance with Section 4.01 of the Base Indenture, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent for such Notes, on or prior to the Redemption Date, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Notes and that if such money has not been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Notes. In the event that such notice of redemption contains such a condition and such money is not so received the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent for the Notes otherwise to have been redeemed shall promptly return to the Holders thereof any of such Notes that had been surrendered for payment upon such redemption.

If the Notes are only partially redeemed, the Notes to be redeemed shall be selected (a) in accordance with the procedures of the Depository, in the case of Notes in the form of Global Securities, or (b) by lot, in the case of Notes in definitive form.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent (including consents obtained in connection with a tender offer for or in exchange of Notes) of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected (voting as one class) at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of all of the Notes of such series, to waive any past default under the Indenture with respect to such series and its consequences, except, among other things, a default not theretofore cured in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent, the Security Registrar and any other agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar nor any other agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse or liability shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim for any obligation, covenant or agreement, or for any claim based on, in respect of or by reason of such obligations, covenants or agreements or their creation under the Indenture, against any past, present or future director, officer, stockholder or employee, as such, of the Company or any of its Affiliates or any successor corporation, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 above that amount. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS NOTE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

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the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following such Decrease or Increase	Signature of Authorized Signatory of Trustee